Financial result	6 Months Ended
Jun. 30, 2026
Disclosure Of Finance Income Expense Explanatory [Abstract]
Financial result

5. Financial result

Financial income and financial expenses consist of the following:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
	(Euros in thousands)		(Euros in thousands)
Change in fair value of liabilities of warrants	—	133	—	1,730
Interest income	3,287	4,256	6,867	9,719
Foreign currency gains	1,461	116	6,451	167
Gains on other financial instruments	54	49	23	799
Other financial income	4,802	4,421	13,341	10,685
Interest expenses	(203)	(244)	(415)	(493)
Foreign currency losses	(161)	(22,532)	(187)	(35,620)
Other financial expenses	(364)	(22,776)	(602)	(36,113)
Financial result	4,438	(18,222)	12,739	(23,698)

The Company’s public warrants expired on July 1, 2025. As a result, the related liabilities for warrants were derecognized from the Consolidated Statement of Financial Position with a respective impact on the Consolidated Statement of Loss on that date.

The fair value of the warrants decreased from €0.24 ($0.25) per warrant as of December 31, 2024 to €0.02 ($0.02) as of March 31, 2025 and decreased to €0.00 ($0.00) as of June 30, 2025. The result is a decrease in fair value of liabilities for warrants of €0.1 million and a corresponding income for the three months ended June 30, 2025 and a decrease in fair value of liabilities for warrants of €1.7 million and a corresponding income for the six months ended June 30, 2025.

Interest income mainly results from short-term deposits as well as cash and cash equivalents. Interest expenses mainly result from leases.

Foreign currency gains and losses mainly consist of gains and losses in connection with our USD holdings of cash and cash equivalents as well as short-term deposits in Immatics N.V. and Immatics GmbH.

Gains on other financial instruments include expected credit income on cash and cash equivalents and other financial assets for the three and six months ended June 30, 2026 and 2025.